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EXHIBIT 32.2

   CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

I, David H. Kirske, Vice President and Chief Financial Officer of Helix BioMedix, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2006 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2006.

Date: May 10, 2006

                                /s/ David H. Kirske
                                -------------------------------------
                                David H. Kirske
                                Vice President and Chief Financial Officer